UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2022 (March 10, 2022)

Sema4 Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-39482	85-1966622
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower, 8th Floor			06902
Stamford,	Connecticut
(Address of Principal Executive Offices)			(Zip Code)
(800) 298-6470
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SMFR	The Nasdaq Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	SMFRW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02           Results of Operations and Financial Condition.
On March 14, 2022, Sema4 Holdings Corp. (“Sema4 Holdings” or the “Company”) issued a press release (the “Press Release”) and will hold a conference call announcing the Company's financial results for the year ended December 31, 2021. Copies of the Press Release and Earnings Presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”), the Company identified an adjustment to the classification of certain expenses related to the genetic counseling department reported in cost of services that should have been reported in selling and marketing in the Company’s prior period financial statements. Additionally, the Company has identified adjustments generally related to recognition of cost of services out of period in the three month periods ended March 31, 2021, June 30, 2021 and September 30, 2021.

On March 10, 2022, after discussion with Ernst & Young LLP, the Company’s independent registered public accounting firm (“EY”), the Company’s management, in consultation with the Audit Committee of the Board of Directors of the Company, concluded that it is appropriate (i) to correct the classification of such expenses in its statement of operations and comprehensive loss in the previously issued audited financial statements for the year ended December 31, 2020 and December 31, 2019, and (ii) to correct the classification of such expenses and the timing of recognition of cost of services in the unaudited financial information for the three months ended March 31, 2021 and 2020, June 30 2021 and 2020 and September 30, 2021 and 2020 (collectively the “Relevant Periods”) by restating such audited and unaudited financial information because the adjustments are material to the financial statements for each of the Relevant Periods. As a result, the audited and unaudited financial statements for the Relevant Periods can no longer be relied on.

The Company will include the restated audited and unaudited financial statements for the Relevant Periods in the 2021 10-K which will be filed on March 14, 2022.

Item 9.01           Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 14, 2022, regarding the Registrant’s results for the year ended December 31, 2021
99.2	Earnings Presentation, dated March 14, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sema4 Holdings Corp.

Date:	March 14, 2022	By:	/s/ Eric Schadt
		Name:	Eric Schadt
		Title:	Chief Executive Officer